EQUITABLE
HOLDINGS

Equitable Holdings
Financial Supplement

2nd quarter 2025

All information included in this financial supplement is unaudited.
This financial supplement includes information from prior periods which have been revised

This financial supplement should be read in conjunction with Equitable Holdings' filings with the Securities and Exchange Commission (“SEC”) can be accessed upon filing at the SEC’s website at www.sec.gov, and at our website at ir.equitableholdings.com.

2Q 2025 Financial Supplement	2

Consolidated Financials
and Key Metrics

2Q 2025 Financial Supplement	3

Key Metrics Summary

	For the Three Months Ended or As of						For the Six Months Ended or As of
(in millions USD, unless otherwise indicated)	6/30/2024	9/30/2024	12/31/2024	3/31/2025	6/30/2025	Change	6/30/2024	6/30/2025	Change

Net income (loss)	$565	$28	$1,008	$150	$(283)	(150.1)%	$760	$(133)	(117.5)%
Net income (loss) attributable to the noncontrolling interest	(137)	(160)	(116)	(87)	(66)	51.8%	(240)	(153)	36.3%
Net income (loss) attributable to Holdings	$428	$(132)	$892	$63	$(349)	(181.5)%	$520	$(286)	(155.0)%
Non-GAAP Operating Earnings (1)	$495	$517	$515	$421	$352	(28.9)%	$972	$773	(20.5)%

Total equity attributable to Holdings' shareholders	$1,598	$3,201	$1,565	$2,401	$1,149	(28.1)%	$1,598	$1,149	(28.1)%
Less: Preferred Stock	1,562	1,562	1,507	1,507	1,228	(21.4)%	1,562	1,228	(21.4)%
Total equity attributable to Holdings' common shareholders	36	1,639	58	894	(79)	(319.4)%	36	(79)	(319.4)%
Less: Accumulated other comprehensive income (loss)	(8,675)	(6,601)	(8,712)	(7,567)	(7,432)	14.3%	(8,675)	(7,432)	14.3%
Total equity attributable to Holdings' common shareholders (ex. AOCI)	$8,711	$8,240	$8,770	$8,461	$7,353	(15.6)%	$8,711	$7,353	(15.6)%

Return on Equity (ex. AOCI) - TTM	8.8%	(4.5)%	14.0%	13.7%	4.9%		8.8%	4.9%
Non-GAAP Operating ROE (1)	19.3%	21.7%	22.4%	21.9%	21.1%		19.3%	21.1%

Debt to capital:
Debt to Capital (ex. AOCI)	27.2%	28.1%	27.2%	30.3%	33.5%		27.2%	33.5%
Adjusted debt to capital (ex. AOCI) (4)	27.2%	28.1%	27.2%	28.6%	31.6%		27.2%	31.6%

Per common share:
Diluted earnings per common share: (2)
Net income (loss) attributable to Holdings	$1.23	$(0.46)	$2.74	$0.16	$(1.21)	(198.4)%	$1.45	$(1.04)	(171.7)%
Non-GAAP Operating Earnings (1)	$1.43	$1.58	$1.55	$1.30	$1.10	(23.1)%	$2.82	$2.43	(13.8)%
Book value per common share	$0.11	$5.20	$0.19	$2.92	$(0.26)	(336.4)%	$0.11	$(0.26)	(336.4)%
Book value per common share (ex. AOCI)	$27.09	$26.12	$28.30	$27.62	$24.37	(10.0)%	$27.09	$24.37	(10.0)%

Adjusted capital metrics:
Total equity adjustment for Holdings' portion of AB's market value (3)	$3,177	$3,309	$3,684	$4,003	$4,982	56.8%	$3,177	$4,982	56.8%
Book value with AB at market value per common share (ex. AOCI)	$36.97	$36.61	$40.19	$40.69	$40.89	10.6%	$36.97	$40.89	10.6%
Adjusted debt to capital with AB at market value (ex. AOCI) (4)	22.2%	22.6%	21.5%	22.3%	22.8%		22.2%	22.8%

Weighted-average common shares outstanding:
Basic	324.2	318.2	312.2	307.8	303.2	(6.5)%	327.2	305.5	(6.6)%
Diluted	327.3	318.2	316.5	311.9	303.2	(7.4)%	330.4	305.5	(7.5)%

Ending common shares outstanding	321.6	315.5	309.9	306.3	301.7	(6.2)%	321.6	301.7	(6.2)%
Return to common shareholders:
Common stock dividend	$78	$76	$75	$74	$82		$151	$156
Repurchase of common shares	247	254	260	261	236		500	497
Total capital returned to common shareholders	$325	$330	$335	$335	$318		$651	$653

Notes:
(1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer to the “Use of Non-GAAP Financial Measures” and "Glossary of Selected Financial and Product Terms" sections of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Non-GAAP Reconciliation” section in this document.
(2) For loss periods, dilutive shares were not included in the calculation of net income (loss) available to shareholders per common share or Non-GAAP Operating Earnings per common share as inclusion of such shares would have an anti-dilutive effect.
(3) Adjustment for AB market value represents the difference between EQH economic interest in AB's total units multiplied by AB's total units and EQH economic interest in AB's Total Partners' Capital Attributable to AB Unitholders ex. AOCI. For the quarters ending 6/30/2025, 3/31/2025, 12/31/2024, 9/30/2024 and 6/30/2024, AB's total units, including General Partnership units ABLP units, were 295.0 million, 295.2 million, 295.1 million, 288.4 million and 289.7 million, respectively. This is a pro-forma calculation not the figures recorded in our financial statements.
(4) Adjusted to reflect 50% equity credit for $500 million of Junior Subordinated debt issued during Q1’25

2Q 2025 Financial Supplement	4

Consolidated Statements of Income (Loss)

	For the Three Months Ended						For the Six Months Ended
(in millions USD, unless otherwise indicated)	6/30/2024	9/30/2024	12/31/2024	3/31/2025	6/30/2025	Change	6/30/2024	6/30/2025	Change

Revenues
Policy charges and fee income	$617	$626	$638	$636	$626	1.5%	$1,231	$1,262	2.5%
Premiums	282	312	293	304	260	(7.8)%	567	564	(0.5)%
Net derivative gains (losses)	(208)	(714)	(253)	799	(1,374)	(560.6)%	(1,584)	(575)	63.7%
Net investment income (loss)	1,167	1,308	1,196	1,248	1,355	16.1%	2,377	2,603	9.5%
Investment gains (losses), net	(16)	(46)	(32)	(14)	(71)	(343.8)%	(55)	(85)	(54.5)%
Investment management and service fees	1,240	1,287	1,458	1,285	1,272	2.6%	2,518	2,557	1.5%
Other income	425	300	315	318	294	(30.8)%	683	612	(10.4)%
Total revenues	3,507	3,073	3,615	4,576	2,362	(32.6)%	5,737	6,938	20.9%

Benefits and other deductions
Policyholders’ benefits	667	663	689	759	787	18.0%	1,344	1,546	15.0%
Remeasurement of liability for future policy benefits	(7)	(1)	(3)	(2)	(13)	(85.7)%	(2)	(15)	(650.0)%
Change in market risk benefits and purchased market risk benefits	(132)	97	(817)	672	(606)	(359.1)%	(1,220)	66	105.4%
Interest credited to policyholders’ account balances	599	701	614	678	796	32.9%	1,178	1,474	25.1%
Compensation and benefits	577	571	683	601	592	2.6%	1,197	1,193	(0.3)%
Commissions and distribution-related payments	463	485	511	501	488	5.4%	900	989	9.9%
Interest expense	62	55	52	55	61	(1.6)%	119	116	(2.5)%
Amortization of deferred policy acquisition costs	169	184	186	188	193	14.2%	341	381	11.7%
Other operating costs and expenses	428	329	513	950	427	(0.2)%	980	1,377	40.5%
Total benefits and other deductions	2,826	3,084	2,428	4,402	2,725	(3.6)%	4,837	7,127	47.3%

Income (loss) from operations, before income taxes	681	(11)	1,187	174	(363)	(153.3)%	900	(189)	(121.0)%
Income tax (expense) benefit	(116)	39	(179)	(24)	80	169.0%	(140)	56	140.0%
Net income (loss)	565	28	1,008	150	(283)	(150.1)%	760	(133)	(117.5)%
Less: net (income) loss attributable to the noncontrolling interest	(137)	(160)	(116)	(87)	(66)	51.8%	(240)	(153)	36.3%
Net income (loss) attributable to Holdings	$428	$(132)	$892	$63	$(349)	(181.5)%	$520	$(286)	(155.0)%
Less: Preferred stock dividends	(26)	(14)	(26)	(14)	(18)	30.8%	(40)	(32)	20.0%
Net income (loss) available to Holdings' common shareholders	$402	$(146)	$866	$49	$(367)	(191.3)%	$480	$(318)	(166.3)%

Adjustments related to:
Variable annuity product features (1)	$81	$756	$(530)	$211	$934		$411	$1,145
Investment (gains) losses, net	16	46	32	14	71		55	85
Net actuarial (gains) losses related to pension and other postretirement benefit obligations	14	13	16	11	11		31	22
Other adjustments (2)	(33)	1	34	205	(137)		58	68
Income tax expense (benefit) related to above adjustments	(16)	(172)	94	(92)	(185)		(116)	(277)
Non-recurring tax items	5	5	(23)	9	7		13	16
Non-GAAP Operating earnings (3)	$495	$517	$515	$421	$352		$972	$773

Notes:
(1) As a result of the novation of certain Legacy VA policies completed during the first quarter of 2025, the Company recorded a loss of $499 million in pre-tax net income and an increase of $263 million in pre-tax AOCI, for a total impact loss of $236 million for the three months ended March 31, 2025 and six months ended June 30, 2025.
(2) Includes a loss of $165 million on Non-VA derivatives for the three months ended March 31, 2025 and a gain of $198 million and $33 million on Non-VA derivatives for the three and six months ended June 30, 2025, respectively. Also includes $14 million of expense related to a disputed billing practice of an AB third-party service provider for the three and six months ended June 30, 2025, respectively, and certain gross legal expenses related to the COI litigation of $106 million for the six months ended June 30, 2024.
(3) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer to the “Use of Non-GAAP Financial Measures” and "Glossary of Selected Financial and Product Terms" sections of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Non-GAAP Reconciliation” section in this document.

2Q 2025 Financial Supplement	5

Consolidated Balance Sheets

	Balances as of
(in millions USD, unless otherwise indicated)	6/30/2024	9/30/2024	12/31/2024	3/31/2025	6/30/2025

Assets
Total investments	$107,726	$114,246	$116,441	$118,908	$121,798
Cash and cash equivalents	9,684	9,579	6,964	8,164	14,957
Cash and securities segregated, at fair value	592	547	500	772	483
Broker-dealer related receivables	1,801	1,898	1,961	1,931	1,933
Deferred policy acquisition costs	6,924	7,031	7,170	7,262	7,361
Goodwill and other intangible assets, net	5,403	5,388	5,371	5,356	5,342
Amounts due from reinsurers	8,087	8,068	7,899	7,523	7,501
Current and deferred income taxes	2,129	1,707	2,003	1,687	1,749
Purchased market risk benefits	8,002	8,492	7,376	5,976	5,543
Other assets	3,828	3,738	4,462	4,574	3,962
Assets for market risk benefits	799	740	863	644	776
Separate Accounts assets	132,664	137,407	134,717	124,569	131,683
Total assets	$287,639	$298,841	$295,727	$287,366	$303,088

Liabilities
Policyholders’ account balances	$104,049	$107,404	$110,929	$112,793	$123,359
Liability for market risk benefits	12,612	13,197	11,810	10,864	10,187
Future policy benefits and other policyholders’ liabilities	17,433	17,936	17,613	17,372	17,557
Broker-dealer related payables	839	1,382	775	642	1,454
Customers related payables	2,060	1,795	1,933	2,135	1,885
Amounts due to reinsurers	1,373	1,426	1,421	1,357	1,350
Short-term debt	—	—	—	—	—
Long-term debt	3,830	3,831	3,833	4,330	4,332
Notes issued by consolidated variable interest entities, at fair value using the fair value option	1,740	1,744	2,116	2,110	2,471
Other liabilities	6,612	6,540	7,032	6,700	5,847
Separate Accounts liabilities	132,664	137,407	134,717	124,569	131,683
Total liabilities	283,212	292,662	292,179	282,872	300,125
Redeemable noncontrolling interest	1,088	1,223	125	289	358

Equity
Preferred stock	1,562	1,562	1,507	1,507	1,228
Common stock	5	5	5	5	5
Additional paid-in capital	2,337	2,343	2,336	2,305	1,901
Treasury shares	(3,932)	(4,072)	(4,198)	(4,296)	(4,423)
Retained earnings	10,301	9,964	10,627	10,447	9,870
Accumulated other comprehensive income (loss)	(8,675)	(6,601)	(8,712)	(7,567)	(7,432)
Total equity attributable to Holdings	1,598	3,201	1,565	2,401	1,149
Noncontrolling interest	1,741	1,755	1,858	1,804	1,456
Total equity	3,339	4,956	3,423	4,205	2,605
Total liabilities, redeemable noncontrolling interest and equity	$287,639	$298,841	$295,727	$287,366	$303,088

2Q 2025 Financial Supplement	6

Consolidated Capital Structure

	Balances as of
(in millions USD, unless otherwise indicated)	6/30/2024	9/30/2024	12/31/2024	3/31/2025	6/30/2025

Short-term and long-term debt:
Short-term debt
AB commercial paper	$—	$—	$—	$—	$—
AB revolving credit facility	—	—	—	—	—
CLO Warehousing Debt	—	—	—	—	—
Current portion of long-term debt	—	—	—	—	—
Total short-term debt	—	—	—	—	—

Total long-term debt	3,830	3,831	3,833	4,330	4,332

Total short-term and long-term debt: [A]	$3,830	$3,831	$3,833	$4,330	$4,332

Equity:
Preferred stock	$1,562	$1,562	$1,507	$1,507	$1,228
Common stock	5	5	5	5	5
Additional paid-in capital	2,337	2,343	2,336	2,305	1,901
Treasury stock, at cost	(3,932)	(4,072)	(4,198)	(4,296)	(4,423)
Retained earnings	10,301	9,964	10,627	10,447	9,870
Accumulated other comprehensive income (loss)	(8,675)	(6,601)	(8,712)	(7,567)	(7,432)
Total equity attributable to Holdings	1,598	3,201	1,565	2,401	1,149
Noncontrolling interest	1,741	1,755	1,858	1,804	1,456
Total equity	$3,339	$4,956	$3,423	$4,205	$2,605

Total equity attributable to Holdings, (ex. AOCI): [B]	$10,273	$9,802	$10,277	$9,968	$8,581

Capital:
Total capitalization (1)	$5,428	$7,032	$5,398	$6,731	$5,481
Total capitalization (ex. AOCI): [A+B] (2)	$14,103	$13,633	$14,110	$14,298	$12,913

Debt to capital:
Debt to capital (ex. AOCI) (2)	27.2%	28.1%	27.2%	30.3%	33.5%
Adjusted debt to capital (ex. AOCI) (3)	27.2%	28.1%	27.2%	28.6%	31.6%
Adjusted debt to capital with AB at market value (ex. AOCI) (3)	22.2%	22.6%	21.5%	22.3%	22.8%

	For the Three Months Ended
Roll-forward of common shares outstanding (millions of shares):
Beginning balance	327.6	321.6	315.5	309.9	306.3
Repurchases	(3.2)	(3.4)	(2.6)	(2.3)	(2.4)
Retirements	(3.1)	(2.8)	(3.1)	(2.7)	(2.4)
Issuances	0.3	0.1	0.1	1.4	0.2
Ending basic common shares outstanding	321.6	315.5	309.9	306.3	301.7
Total potentially dilutive shares	3.2	3.4	3.6	4.1	3.0
Ending common shares outstanding - maximum potential dilution	324.7	318.9	313.5	310.4	304.7
Notes:
(1) Total capitalization exclusive of CLO Warehousing Debt as the VIE debt is non-recourse.
(2) Debt to capital ratio exclusive of CLO Warehousing Debt as the VIE debt is non-recourse.
(3) Adjusted to reflect 50% equity credit for $500 million of Junior Subordinated debt issued during Q1’25

2Q 2025 Financial Supplement	7

Operating Earnings (Loss) by Segment and Corporate and Other (1/2)

	For the Three Months Ended June 30, 2025
(in millions USD, unless otherwise indicated)	Individual Retirement	Group Retirement	Asset Management	Protection Solutions	Wealth Management	Legacy	Corporate and Other	Eliminations	Consolidated
Revenues
Policy charges, fee income and premiums	$208	$80	$—	$529	$—	$17	$52	$—	$886
Net investment income (loss)	719	154	22	257	2	14	178	31	1,377
Net derivative gains (losses)	(5)	—	(11)	—	—	—	(12)	5	(23)
Investment management, service fees and other income	84	75	1,083	39	469	69	8	(266)	1,561
Segment revenues	1,006	309	1,094	825	471	100	226	(230)	3,801
Benefits and other deductions
Policyholders’ benefits	76	—	—	603	—	—	108	—	787
Remeasurement of liability for future policy benefits	—	—	—	(4)	—	—	(9)	—	(13)
Interest credited to policyholders’ account balances	408	68	—	145	—	9	175	—	805
Commissions and distribution-related payments	101	44	197	41	296	29	2	(222)	488
Amortization of deferred policy acquisition costs	127	16	—	32	—	15	3	—	193
Compensation and benefits, interest expense and financing fees and other operating costs and expense	37	32	634	77	106	13	121	(8)	1,012
Segment benefits and other deductions	749	160	831	894	402	66	400	(230)	3,272
Operating earnings (loss), before income taxes	257	149	263	(69)	69	34	(174)	—	529
Income Taxes	(42)	(25)	(48)	11	(18)	(6)	36	—	(92)
Operating earnings (loss), before noncontrolling interest	215	124	215	(58)	51	28	(138)	—	437
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	—	(84)	—	—	—	(1)	—	(85)
Operating earnings (loss)	$215	$124	$131	$(58)	$51	$28	$(139)	$—	$352

	For the Three Months Ended June 30, 2024
	Individual Retirement	Group Retirement	Asset Management	Protection Solutions	Wealth Management	Legacy	Corporate and Other	Eliminations	Consolidated
Revenues
Policy charges, fee income and premiums	$209	$79	$—	$532	$—	$8	$71	$—	$899
Net investment income (loss)	593	139	7	260	4	14	153	22	1,192
Net derivative gains (losses)	(6)	—	(1)	(1)	—	—	(2)	6	(4)
Investment Management, service fees and other income	92	65	1,045	43	438	95	8	(255)	1,531
Segment revenues	888	283	1,051	834	442	117	230	(227)	3,618
Benefits and other deductions
Policyholders’ benefits	78	—	—	473	—	—	116	—	667
Remeasurement of liability for future policy benefits	1	—	—	(11)	—	—	3	—	(7)
Interest credited to policyholders’ account balances	281	56	—	128	—	8	125	—	598
Commissions and distribution-related payments	80	45	180	43	282	40	7	(214)	463
Amortization of deferred policy acquisition costs	111	8	—	32	—	15	3	—	169
Compensation and benefits, interest expense and financing fees and other operating costs and expense	51	29	633	86	99	22	101	(13)	1,008
Segment benefits and other deductions	602	138	813	751	381	85	355	(227)	2,898
Operating earnings (loss), before income taxes	286	145	238	83	61	32	(125)	—	720
Income Taxes	(40)	(20)	(42)	(12)	(17)	(4)	16	—	(119)
Operating earnings (loss), before noncontrolling interest	246	125	196	71	44	28	(109)	—	601
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	—	(95)	1	—	—	(12)	—	(106)
Operating earnings (loss)	$246	$125	$101	$72	$44	$28	$(121)	$—	$495

2Q 2025 Financial Supplement	8

Operating Earnings (Loss) by Segment and Corporate and Other (2/2)

	For the Six Months Ended June 30, 2025
(in millions USD, unless otherwise indicated)	Individual Retirement	Group Retirement	Asset Management	Protection Solutions	Wealth Management	Legacy	Corporate and Other	Eliminations	Consolidated
Revenues
Policy charges, fee income and premiums	$432	$162	$—	$1,063	$—	$36	$133	$—	$1,826
Net investment income (loss)	1,412	305	25	508	5	23	288	56	2,622
Net derivative gains (losses)	(10)	—	(24)	1	—	—	(4)	10	(27)
Investment Management, service fees and other income	169	158	2,181	79	929	161	13	(526)	3,164
Segment revenues	2,003	625	2,182	1,651	934	220	430	(460)	7,585
Benefits and other deductions
Policyholders’ benefits	168	—	—	1,159	—	—	219	—	1,546
Remeasurement of liability for future policy benefits	(1)	—	—	(6)	—	—	(8)	—	(15)
Interest credited to policyholders’ account balances	773	131	—	266	—	16	282	—	1,468
Commissions and distribution-related payments	199	87	398	83	589	65	8	(440)	989
Amortization of deferred policy acquisition costs	251	31	—	64	—	30	5	—	381
Compensation and benefits, interest expense and financing fees and other operating costs and expense	101	74	1,248	173	215	47	217	(20)	2,055
Segment benefits and other deductions	1,491	323	1,646	1,739	804	158	723	(460)	6,424
Operating earnings (loss), before income taxes	512	302	536	(88)	130	62	(293)	—	1,161
Income Taxes	(81)	(48)	(89)	14	(33)	(10)	53	—	(194)
Operating earnings (loss), before noncontrolling interest	431	254	447	(74)	97	52	(240)	—	967
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	—	(190)	(1)	—	—	(3)	—	(194)
Operating earnings (loss)	$431	$254	$257	$(75)	$97	$52	$(243)	$—	$773

	For the Six Months Ended June 30, 2024
	Individual Retirement	Group Retirement	Asset Management	Protection Solutions	Wealth Management	Legacy	Corporate and Other	Eliminations	Consolidated
Revenues
Policy charges, fee income and premiums	$417	$152	$—	$1,060	$—	$20	$149	$—	$1,798
Net investment income (loss)	1,142	280	15	516	8	30	332	43	2,366
Net derivative gains (losses)	(11)	—	(6)	(1)	—	—	(10)	11	(17)
Investment Management, service fees and other income	180	142	2,135	83	857	196	14	(497)	3,110
Segment revenues	1,728	574	2,144	1,658	865	246	485	(443)	7,257
Benefits and other deductions
Policyholders’ benefits	155	—	—	960	—	—	229	—	1,344
Remeasurement of liability for future policy benefits	(2)	—	—	(15)	—	—	15	—	(2)
Interest credited to policyholders’ account balances	529	108	—	256	—	17	267	—	1,177
Commissions and distribution-related payments	157	89	353	83	542	80	10	(414)	900
Amortization of deferred policy acquisition costs	220	23	—	62	—	31	5	—	341
Compensation and benefits, interest expense and financing fees and other operating costs and expense	105	64	1,305	178	204	47	208	(29)	2,082
Segment benefits and other deductions	1,164	284	1,658	1,524	746	175	734	(443)	5,842
Operating earnings (loss), before income taxes	564	290	486	134	119	71	(249)	—	1,415
Income Taxes	(80)	(41)	(86)	(19)	(32)	(10)	39	—	(229)
Operating earnings (loss), before noncontrolling interest	484	249	400	115	87	61	(210)	—	1,186
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	—	(193)	1	—	—	(22)	—	(214)
Operating earnings (loss)	$484	$249	$207	$116	$87	$61	$(232)	$—	$972

2Q 2025 Financial Supplement	9

Assets Under Management and Administration

	Balances as of
(in billions USD, unless otherwise indicated)	6/30/2024	9/30/2024	12/31/2024	3/31/2025	6/30/2025

AB AUM
Total AB	$769.5	$805.9	$792.2	$784.5	$829.1
Exclusion for General Account and other Affiliated Accounts	(80.8)	(85.0)	(84.2)	(87.4)	(90.0)
Exclusion for Separate Accounts	(46.3)	(48.4)	(47.3)	(44.7)	(47.8)
AB third party	$642.4	$672.6	$660.7	$652.4	$691.3

Total Company AUM
AB third party	$642.4	$672.6	$660.7	$652.4	$691.3
General Account and other Affiliated Accounts (1) (3) (4)	117.4	123.8	123.4	127.1	136.8
Separate Accounts (2) (3) (4)	132.7	137.4	134.7	124.6	131.7
Total AUM	$892.5	$933.8	$918.8	$904.0	$959.7

Total AUA (5)	$94.8	$101.5	$101.7	$102.1	$110.3
Total AUM/A	$987.3	$1,035.3	$1,020.5	$1,006.1	$1,070.0

Market Values:
S&P 500	5,460	5,762	5,882	5,612	6,205
US 10-Year Treasury	4.4%	3.7%	4.6%	4.2%	4.2%
Notes:
(1) “General Account and other Affiliated Accounts” refers to assets held in the general accounts of our insurance companies and other assets on which we bear the investment risk.
(2) “Separate Accounts” refers to the separate account investment assets of our insurance subsidiaries excluding any assets on which we bear the investment risk.
(3) As of June 30, 2024, September 30, 2024, December 31, 2024, March 31, 2025 and June 30, 2025, Separate Account is inclusive of $12.5 billion, $12.8 billion, $12.3 billion, $7.9 billion and $8.2 billion & General Account AUM is inclusive of $46 million, $44 million, $43 million, $31 million and $31 million, respectively, Account Value ceded to Venerable.
(4) As of June 30, 2024, September 30, 2024, December 31, 2024, March 31, 2025 and June 30, 2025, Separate Account is inclusive of $6.8 billion, $7.1 billion, $6.9 billion, $6.5 billion and $7.0 billion & General Account AUM is inclusive of $3.4 billion, $3.3 billion, $3.2 billion, $3.2 billion and $3.1 billion, respectively, Account Value ceded to Global Atlantic.
(5) Includes Advisory, Brokerage and Direct assets included in our Wealth Management segment.

2Q 2025 Financial Supplement	10

Sales Metrics by Segment

	For the Three Months Ended						For the Six Months Ended
(in millions USD, unless otherwise indicated)	6/30/2024	9/30/2024	12/31/2024	3/31/2025	6/30/2025	Change	6/30/2024	6/30/2025	Change

Insurance Operations

Individual Retirement
First year premiums and deposits	$4,485	$4,854	$4,908	$4,563	$4,817	7.4%	$8,798	$9,380	6.6%
Renewal premium and deposits	58	58	60	58	58	—%	130	116	(10.8)%
Total Gross Premiums	$4,543	$4,912	$4,968	$4,621	$4,875	7.3%	$8,928	$9,496	6.4%

Group Retirement
First year premiums and deposits	$950	$454	$530	$854	$694	(26.9)%	$1,378	$1,548	12.3%
Renewal premium and deposits	620	501	619	622	633	2.1%	1,210	1,255	3.7%
Total Gross Premiums	$1,570	$955	$1,149	$1,476	$1,327	(15.5)%	$2,588	$2,803	8.3%

Protection Solutions
First year premiums and deposits	$121	$127	$148	$130	$134	10.7%	$234	$264	12.8%
Renewal premium and deposits	663	666	681	670	642	(3.2)%	1,328	1,312	(1.2)%
Total Gross Premiums	$784	$793	$829	$800	$776	(1.0)%	$1,562	$1,576	0.9%

Asset Management (in billions USD)
Gross Sales by distribution channel
Institutional	$3.3	$4.2	$2.0	$4.6	$3.7	12.1%	$6.6	$8.3	25.8%
Retail	23.2	26.6	26.4	25.7	19.4	(16.4)%	47.0	45.1	(4.0)%
Private Wealth	5.4	4.7	5.2	5.8	4.8	(11.1)%	10.9	10.6	(2.8)%
Firmwide Gross Sales	$31.9	$35.5	$33.6	$36.1	$27.9	(12.5)%	$64.5	$64.0	(0.8)%

Gross sales by investment service
Equity Active	$12.5	$13.0	$11.8	$13.2	$8.3	(33.6)%	$24.2	$21.5	(11.2)%
Equity Passive (1)	0.3	0.2	0.2	0.5	0.4	33.3%	1.0	0.9	(10.0)%
Fixed Income - Taxable	10.3	11.6	10.4	12.4	9.4	(8.7)%	22.4	21.8	(2.7)%
Fixed Income - Tax-Exempt	4.9	5.6	8.5	5.8	6.0	22.4%	10.2	11.8	15.7%
Fixed Income Passive (1)	—	—	—	—	0.2	100.0%	—	0.2	100.0%
Alternatives/Multi-Asset Solutions (2)	3.9	5.1	2.7	4.2	3.6	(7.7)%	6.7	7.8	16.4%
Firmwide Gross Sales	$31.9	$35.5	$33.6	$36.1	$27.9	(12.5)%	$64.5	$64.0	(0.8)%

Notes:

(1) Includes index and enhanced index services.
(2) Includes certain multi-asset solutions and services not included in equity or fixed income services.

2Q 2025 Financial Supplement	11

Business Segments:
Operating Earnings Results and Metrics

2Q 2025 Financial Supplement	12

Individual Retirement - Operating Earnings (Loss) and Summary Metrics

	For the Three Months Ended or As of						For the Six Months Ended or As of
(in millions USD, unless otherwise indicated)	6/30/2024	9/30/2024	12/31/2024	3/31/2025	6/30/2025	Change	6/30/2024	6/30/2025	Change

Revenues
Policy charges, fee income and premiums	$209	$224	$223	$224	$208	(0.5)%	$417	$432	3.6%
Net investment income (loss)	593	635	666	693	719	21.2%	1,142	1,412	23.6%
Net derivative gains (losses)	(6)	(5)	(5)	(5)	(5)	16.7%	(11)	(10)	9.1%
Investment management, service fees and other income	92	90	95	85	84	(8.7)%	180	169	(6.1)%
Segment revenues	888	944	979	997	1,006	13.3%	1,728	2,003	15.9%

Benefits and other deductions
Policyholders’ benefits	78	82	87	92	76	(2.6)%	155	168	8.4%
Remeasurement of liability for future policy benefits	1	1	(1)	(1)	—	(100.0)%	(2)	(1)	50.0%
Interest credited to policyholders’ account balances	281	336	343	365	408	45.2%	529	773	46.1%
Commissions and distribution-related payments	80	97	102	98	101	26.3%	157	199	26.8%
Amortization of deferred policy acquisition costs	111	119	121	124	127	14.4%	220	251	14.1%
Compensation and benefits, interest expense and financing fees and other operating costs and expense	51	48	52	64	37	(27.5)%	105	101	(3.8)%
Segment benefits and other deductions	602	683	704	742	749	24.4%	1,164	1,491	28.1%

Operating earnings (loss), before income taxes	286	261	275	255	257	(10.1)%	564	512	(9.2)%
Income taxes	(40)	(37)	(35)	(39)	(42)	(5.0)%	(80)	(81)	(1.3)%
Operating earnings (loss), before noncontrolling interest	246	224	240	216	215	(12.6)%	484	431	(11.0)%
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	—	—	—	—	—%	—	—	—%
Operating earnings (loss)	$246	$224	$240	$216	$215	(12.6)%	$484	$431	(11.0)%

Summary Metrics

Operating earnings (loss) - TTM:	$920	$922	$948	$926	$895	(2.7)%	$920	$895	(2.7)%

Average Account Value net of embedded derivative instruments (TTM)	$81,128	$84,596	$88,164	$91,041	$94,116	16.0%	$81,128	$94,116	16.0%

Return on assets net of embedded derivative instruments (TTM)	1.36%	1.28%	1.25%	1.18%	1.11%		1.36%	1.11%

Net flows	$1,853	$1,910	$1,747	$1,431	$1,703	(8.1)%	$3,500	$3,134	(10.5)%

First year premiums and deposits	$4,485	$4,854	$4,908	$4,563	$4,817	7.4%	$8,798	$9,380	6.6%

In-force Policy Count by Product (in thousands):	629	636	643	648	655		629	655

2Q 2025 Financial Supplement	13

Individual Retirement - Select Operating Metrics
	For the Three Months Ended or As of					For the Six Months Ended or As of
(in millions USD, unless otherwise indicated)	6/30/2024	9/30/2024	12/31/2024	3/31/2025	6/30/2025	6/30/2024	6/30/2025

Sales Metrics
First Year Premiums and Deposits by Product:
SCS	$2,983	$3,072	$3,127	$2,988	$3,226	$6,006	$6,214
SCS Income	482	556	619	546	546	875	1,092
Retirement Cornerstone	555	555	588	556	465	1,116	1,021
Investment Edge	430	594	462	413	488	740	901
Other	35	77	112	60	92	61	152
Total First Year Premiums and Deposits	$4,485	$4,854	$4,908	$4,563	$4,817	$8,798	$9,380

Account Values
General Account:
Balance as of beginning of period	$57,583	$61,452	$66,473	$69,020	$70,099	$52,387	$69,020
Gross premiums and deposits (1)	3,494	3,621	3,552	3,859	3,734	6,904	7,593
Surrenders, withdrawals and benefits	(1,191)	(1,343)	(1,416)	(1,485)	(1,557)	(2,416)	(3,042)
Net flows	2,303	2,278	2,136	2,374	2,177	4,488	4,551
Change in market value and reinvestment	294	1,247	(856)	1,623	526	236	2,149
Change in fair value of embedded derivative instruments	1,272	1,496	1,267	(2,918)	4,573	4,341	1,655
Other	—	—	—	—	—	—	—
Balance as of end of period	$61,452	$66,473	$69,020	$70,099	$77,375	$61,452	$77,375
Balance as of end of period net of embedded derivative instruments	$46,782	$50,506	$52,090	$56,324	$59,352	$46,782	$59,352
Separate Accounts:
Balance as of beginning of period	$41,062	$40,810	$42,393	$41,524	$39,594	$39,619	$41,524
Gross premiums and deposits (1)	1,026	1,235	1,316	718	1,103	1,972	1,821
Surrenders, withdrawals and benefits	(1,476)	(1,603)	(1,705)	(1,661)	(1,577)	(2,960)	(3,238)
Net flows	(450)	(368)	(389)	(943)	(474)	(988)	(1,417)
Change in market value and reinvestment	198	1,951	(480)	(987)	2,087	2,179	1,100
Change in fair value of embedded derivative instruments	—	—	—	—	—	—	—
Other	—	—	—	—	—	—	—
Balance as of end of period	$40,810	$42,393	$41,524	$39,594	$41,207	$40,810	$41,207
Total:
Balance as of beginning of period	$98,645	$102,262	$108,866	$110,544	$109,693	$92,006	$110,544
Gross premiums and deposits (1)	4,520	4,856	4,868	4,577	4,837	8,876	9,414
Surrenders, withdrawals and benefits	(2,667)	(2,946)	(3,121)	(3,146)	(3,134)	(5,376)	(6,280)
Net flows	1,853	1,910	1,747	1,431	1,703	3,500	3,134
Change in market value and reinvestment	492	3,198	(1,336)	636	2,613	2,415	3,249
Change in fair value of embedded derivative instruments	1,272	1,496	1,267	(2,918)	4,573	4,341	1,655
Other	—	—	—	—	—	—	—
Balance as of end of period	$102,262	$108,866	$110,544	$109,693	$118,582	$102,262	$118,582
Balance as of end of period net of embedded derivative instruments	$87,592	$92,899	$93,614	$95,918	$100,559	$87,592	$100,559

Net Amount at Risk (NAR)
Total GMIB NAR	$21	$31	$31	$45	$52	$21	$52
Total GMWB NAR	$—	$—	$—	$—	$—	$—	$—
Total GMDB NAR	$2,972	$2,705	$2,977	$3,261	$3,051	$2,972	$3,051
MRB Reserves (Net of Reinsurance)	$399	$576	$468	$738	$630	$399	$630
Notes:
(1) Includes deposits from certain other products not reported as first year premiums and deposits or renewal premiums and deposits elsewhere in this document.

2Q 2025 Financial Supplement	14

Group Retirement - Operating Earnings (Loss) and Summary Metrics

	For the Three Months Ended or As of						For the Six Months Ended or As of
(in millions USD, unless otherwise indicated)	6/30/2024	9/30/2024	12/31/2024	3/31/2025	6/30/2025	Change	6/30/2024	6/30/2025	Change

Revenues
Policy charges, fee income and premiums	$79	$81	$84	$82	$80	1.3%	$152	$162	6.6%
Net investment income (loss)	139	142	137	151	154	10.8%	280	305	8.9%
Net derivative gains (losses)	—	(1)	—	—	—	—%	—	—	—%
Investment management, service fees and other income	65	91	85	83	75	15.4%	142	158	11.3%
Segment revenues	283	313	306	316	309	9.2%	574	625	8.9%

Benefits and other deductions
Policyholders’ benefits	—	—	—	—	—	—%	—	—	—%
Remeasurement of liability for future policy benefits	—	—	—	—	—	—%	—	—	—%
Interest credited to policyholders’ account balances	56	60	59	63	68	21.4%	108	131	21.3%
Commissions and distribution-related payments	45	39	42	43	44	(2.2)%	89	87	(2.2)%
Amortization of deferred policy acquisition costs	8	16	15	15	16	100.0%	23	31	34.8%
Compensation and benefits, interest expense and financing fees and other operating costs and expense	29	34	38	42	32	10.3%	64	74	15.6%
Segment benefits and other deductions	138	149	154	163	160	15.9%	284	323	13.7%

Operating earnings (loss), before income taxes	145	164	152	153	149	2.8%	290	302	4.1%
Income taxes	(20)	(23)	(20)	(23)	(25)	(25.0)%	(41)	(48)	(17.1)%
Operating earnings (loss), before noncontrolling interest	125	141	132	130	124	(0.8)%	249	254	2.0%
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	—	—	—	—	—%	—	—	—%
Operating earnings (loss)	$125	$141	$132	$130	$124	(0.8)%	$249	$254	2.0%

Summary Metrics

Operating earnings (loss) - TTM:	$453	$489	$522	$528	$527	16.3%	$453	$527	16.3%

Average Account Value net of embedded derivative instruments (TTM)	$36,535	$37,712	$39,071	$39,767	$40,644	11.2%	$36,535	$40,644	11.2%

Return on assets net of embedded derivative instruments (TTM)	1.48%	1.52%	1.55%	1.54%	1.52%		1.48%	1.52%

Net flows	$408	$(246)	$(134)	$192	$217	(46.8)%	$276	$409	48.2%

Gross premiums and deposits	$1,570	$955	$1,149	$1,476	$1,327	(15.5)%	$2,588	$2,803	8.3%

2Q 2025 Financial Supplement	15

Group Retirement - Select Operating Metrics

	For the Three Months Ended or As of					For the Six Months Ended or As of
(in millions USD, unless otherwise indicated)	6/30/2024	9/30/2024	12/31/2024	3/31/2025	6/30/2025	6/30/2024	6/30/2025

Sales Metrics
Gross premiums and deposits:
First-year premiums and deposits	$950	$454	$530	$854	$694	$1,378	$1,548
Renewal premiums and deposits	620	501	619	622	633	1,210	1,255
Group Retirement premiums and deposits	$1,570	$955	$1,149	$1,476	$1,327	$2,588	$2,803

Gross premiums and deposits by market:
Tax-exempt	$298	$311	$326	$349	$297	$615	$646
Corporate	108	115	93	78	70	201	148
Institutional	542	26	108	424	325	557	749
Other	2	2	3	3	2	5	5
Total first year premiums and deposits	950	454	530	854	694	1,378	1,548
Tax-exempt	492	381	492	486	511	945	997
Corporate	93	92	92	103	91	192	194
Institutional	—	—	—	—	—	—	—
Other	35	28	35	33	31	73	64
Total renewal premiums and deposits	620	501	619	622	633	1,210	1,255
Group Retirement premiums and deposits by market	$1,570	$955	$1,149	$1,476	$1,327	$2,588	$2,803

Account Values and Assets under Administration
General Account:
Balance as of beginning of period	$8,882	$9,382	$9,369	$9,341	$9,721	$8,952	$9,341
Gross premiums and deposits	768	240	325	669	554	990	1,223
Surrenders, withdrawals and benefits	(332)	(362)	(372)	(355)	(334)	(692)	(689)
Net flows	436	(122)	(47)	314	220	298	534
Change in market value and reinvestment	57	96	14	84	58	102	142
Change in fair value of embedded derivative instruments	7	13	5	(18)	39	30	21
Other	—	—	—	—	—	—	—
Balance as of end of period	$9,382	$9,369	$9,341	$9,721	$10,038	$9,382	$10,038
Balance as of end of period net of embedded derivative instruments	$9,306	$9,293	$9,271	$9,679	$9,964	$9,306	$9,964
Separate Accounts and Mutual Funds
Balance as of beginning of period	$29,608	$29,885	$31,493	$31,313	$30,193	$27,519	$31,313
Gross premiums and deposits	802	716	824	806	774	1,598	1,580
Surrenders, withdrawals and benefits	(830)	(840)	(911)	(928)	(777)	(1,620)	(1,705)
Net flows	(28)	(124)	(87)	(122)	(3)	(22)	(125)
Change in market value and reinvestment	305	1,732	(93)	(998)	2,632	2,388	1,634
Change in fair value of embedded derivative instruments	—	—	—	—	—	—	—
Other	—	—	—	—	—	—	—
Balance as of end of period	$29,885	$31,493	$31,313	$30,193	$32,822	$29,885	$32,822

Total:
Balance as of beginning of period	$38,490	$39,267	$40,862	$40,654	$39,914	$36,471	$40,654
Gross premiums and deposits	1,570	956	1,149	1,475	1,328	2,588	2,803
Surrenders, withdrawals and benefits	(1,162)	(1,202)	(1,283)	(1,283)	(1,111)	(2,312)	(2,394)
Net flows	408	(246)	(134)	192	217	276	409
Change in market value and reinvestment	362	1,828	(79)	(914)	2,690	2,490	1,776
Change in fair value of embedded derivative instruments	7	13	5	(18)	39	30	21
Other	—	—	—	—	—	—	—
Balance as of end of period	$39,267	$40,862	$40,654	$39,914	$42,860	$39,267	$42,860
Balance as of end of period net of embedded derivative instruments	$39,191	$40,786	$40,584	$39,872	$42,786	$39,191	$42,786

2Q 2025 Financial Supplement	16

Asset Management - Operating Earnings (Loss) and Summary Metrics

	For the Three Months Ended or As of						For the Six Months Ended or As of
(in millions USD, unless otherwise indicated)	6/30/2024	9/30/2024	12/31/2024	3/31/2025	6/30/2025	Change	6/30/2024	6/30/2025	Change

Revenues
Net investment income (loss)	$7	$17	$(5)	$3	$22	214.3%	$15	$25	66.7%
Net derivative gains (losses)	(1)	(16)	15	(13)	(11)	N/M	(6)	(24)	(300.0)%
Investment management, service fees and other income	1,045	1,085	1,239	1,098	1,083	3.6%	2,135	2,181	2.2%
Segment revenues	1,051	1,086	1,249	1,088	1,094	4.1%	2,144	2,182	1.8%

Benefits and other deductions
Commissions and distribution-related payments	180	192	197	201	197	9.4%	353	398	12.7%
Compensation and benefits, interest expense and financing fees and other operating costs and expense	633	641	707	614	634	0.2%	1,305	1,248	(4.4)%
Segment benefits and other deductions	813	833	904	815	831	2.2%	1,658	1,646	(0.7)%

Operating earnings (loss), before income taxes	238	253	345	273	263	10.5%	486	536	10.3%
Income taxes	(42)	(42)	(50)	(41)	(48)	(14.3)%	(86)	(89)	(3.5)%
Operating earnings (loss), before noncontrolling interest	196	211	295	232	215	9.7%	400	447	11.8%
Less: Operating (earnings) loss attributable to the noncontrolling interest	(95)	(100)	(134)	(106)	(84)	11.6%	(193)	(190)	1.6%
Operating earnings (loss)	$101	$111	$161	$126	$131	29.7%	$207	$257	24.2%

Summary Metrics

Adjusted operating margin (1)	30.8%	31.3%	36.4%	33.7%	32.3%		30.5%	33.0%

Net flows (in billions USD)	$0.9	$1.1	$(4.8)	$2.4	$(6.7)		$1.4	$(4.3)

Total AUM (in billions USD)	$769.5	$805.9	$792.2	$784.5	$829.1		$769.5	$829.1

Ownership Structure of AB

Holdings and its subsidiaries	59.7%	60.0%	61.9%	61.8%	61.9%		59.7%	61.9%
AB Holding	39.6%	39.3%	37.5%	37.5%	37.5%		39.6%	37.5%
Unaffiliated holders	0.7%	0.7%	0.6%	0.7%	0.6%		0.7%	0.6%
Total	100.0%	100.0%	100.0%	100.0%	100.0%		100.0%	100.0%

EQH economic interest	61.2%	61.6%	61.9%	61.9%	68.6%		61.2%	68.6%
EQH average economic interest	61.1%	61.4%	61.8%	61.9%	68.6%		61.1%	65.2%

Units of limited partnership outstanding (in millions)	286.8	285.6	292.1	292.3	292.1		286.8	292.1
Notes:
(1) Adjusted operating margin is a non-GAAP financial measure used by AllianceBernstein L.P. (“AB”) management in evaluating AB’s financial performance on a standalone basis and to compare its performance, as reported by AB in its public filings. It is not comparable to any other non-GAAP financial measure used herein.

2Q 2025 Financial Supplement	17

Asset Management - AB Select Adjusted Financials and Ratios

	For the Three Months Ended or As of						For the Six Months Ended or As of
(in millions USD, unless otherwise indicated)	6/30/2024	9/30/2024	12/31/2024	3/31/2025	6/30/2025	Change	6/30/2024	6/30/2025	Change

AB revenues
Base fees	$742	$785	$798	$782	$772	4.0%	$1,465	$1,554	6.1%
Performance fees
Private markets (1)	25	24	67	20	22	(12.0)%	45	42	(6.7)%
Public markets	17	2	66	19	8	(52.9)%	24	27	12.5%
Bernstein Research Services	—	—	—	—	—	—%	96	—	(100.0)%
Investment gains (losses)	4	—	6	(11)	8	100.0%	7	(3)	(142.9)%
Dividend & interest revenue	41	36	34	32	31	(24.4)%	83	63	(24.1)%
Other revenues	19	19	20	14	19	—%	36	33	(8.3)%
Total AB revenues	848	866	991	856	860	1.4%	1,756	1,716	(2.3)%
Less: broker-dealer related interest expense	22	21	18	18	16	(27.3)%	46	34	(26.1)%
AB adjusted net revenues	826	845	973	838	844	2.2%	1,710	1,682	(1.6)%

AB expenses
Compensation and fringes	404	406	447	406	409	1.2%	838	815	(2.7)%
Other employment costs	9	8	10	8	10	11.1%	17	18	5.9%
Total AB compensation and benefits	413	414	457	414	419	1.5%	855	833	(2.6)%
Promotion and servicing	33	30	40	30	34	3.0%	79	64	(19.0)%
General and administrative	126	137	122	111	118	(6.3)%	254	229	(9.8)%
Total AB adjusted operating expenses	572	581	619	555	571	(0.2)%	1,188	1,126	(5.2)%

AB adjusted operating income, before income taxes	254	264	354	283	273	7.5%	522	556	6.5%
Interest on borrowings	12	8	6	7	9	(25.0)%	29	16	(44.8)%
Other (2)	4	3	3	3	1	(75.0)%	7	4	(42.9)%
Operating earnings (loss), before income taxes	238	253	345	273	263	10.5%	486	536	10.3%
Income taxes	(42)	(42)	(50)	(41)	(48)	(14.3)%	(86)	(89)	(3.5)%
Operating earnings (loss), before noncontrolling interest	196	211	295	232	215	9.7%	400	447	11.8%
Less: Operating (earnings) loss attributable to the noncontrolling interest	(95)	(100)	(134)	(106)	(84)	11.6%	(193)	(190)	1.6%
Operating earnings (loss)	$101	$111	$161	$126	$131	29.7%	$207	$257	24.2%

Adjusted operating margin (3)	30.8%	31.3%	36.4%	33.7%	32.3%		30.5%	33.0%
Compensation ratio	48.9%	48.0%	45.9%	48.4%	48.5%		49.0%	48.5%

Notes:
(1) Private Market strategies eligible for performance fees include: AB-Private Credit Investors (“AB-PCI”), US and EU Commercial Real Estate Debt, and AB CarVal.
(2) Includes amortization expense of intangible assets associated with EQH purchase of AB and equity income/loss associated with certain AB equity method investments.
(3) Adjusted operating margin is a non-GAAP financial measure used by AllianceBernstein L.P. (“AB”) management in evaluating AB’s financial performance on a standalone basis and to compare its performance, as reported by AB in its public filings. It is not comparable to any other non-GAAP financial measure used herein.

2Q 2025 Financial Supplement	18

Asset Management - Select Operating Metrics

	For the Three Months Ended or As of
(in billions USD, unless otherwise indicated)	6/30/2024	9/30/2024	12/31/2024	3/31/2025	6/30/2025

AUM Roll-forward
Balance as of beginning of period	$758.7	$769.5	$805.9	$792.2	$784.5
Sales/new accounts	31.9	35.5	33.6	36.1	27.9
Redemptions/terminations	(25.7)	(26.4)	(29.2)	(29.7)	(30.7)
Cash flow/unreinvested dividends	(5.3)	(8.0)	(9.2)	(4.0)	(3.9)
Net long-term (outflows) inflows	0.9	1.1	(4.8)	2.4	(6.7)
Adjustment (1)	—	—	0.7	—	—
Market appreciation (depreciation)	9.9	35.3	(9.6)	(10.1)	51.3
Net change	10.8	36.4	(13.7)	(7.7)	44.6
Balance as of end of period	$769.5	$805.9	$792.2	$784.5	$829.1

Ending Assets by distribution channel
Institutions	$322.7	$335.2	$321.4	$324.1	$340.0
Retail	316.4	334.5	334.3	324.1	344.7
Private Wealth	130.4	136.2	136.5	136.3	144.4
Total	$769.5	$805.9	$792.2	$784.5	$829.1

Ending Assets by investment service
Equity
Actively Managed	$264.4	$271.3	$263.4	$249.0	$273.4
Passively Managed (2)	65.8	68.9	68.3	65.8	70.8
Total Equity	$330.2	$340.2	$331.7	$314.8	$344.2
Fixed Income
Actively Managed	$282.2	$287.4	$285.5	$290.0	$294.0
Passively Managed (2)	11.0	11.4	10.3	10.1	10.2
Total Fixed Income	293.2	298.8	295.8	300.1	304.2
Total Alternatives/Multi-Asset Solutions (3)	146.1	166.9	164.7	169.6	180.7
Total	$769.5	$805.9	$792.2	$784.5	$829.1

Notes:

(1) This adjustment is due to a change in fee policy related to certain fixed income assets effective October 1, 2024.
(2) Includes index and enhanced index services.
(3) Includes certain multi-asset solutions and services not included in equity or fixed income services.

2Q 2025 Financial Supplement	19

Asset Management - Net Flows
	For the Three Months Ended					For the Six Months Ended
(in billions USD, unless otherwise indicated)	6/30/2024	9/30/2024	12/31/2024	3/31/2025	6/30/2025	6/30/2024	6/30/2025
Net Flows by Distribution Channel
Institutions
US	$1.9	$1.7	$(0.2)	$2.7	$2.8	$0.4	$5.5
Global and Non-US	(3.7)	(6.1)	(6.0)	(2.0)	(4.3)	(6.4)	(6.3)
Total Institutions	$(1.8)	$(4.4)	$(6.2)	$0.7	$(1.5)	$(6.0)	$(0.8)
Retail
US	$2.7	$4.0	$4.3	$3.0	$(1.6)	$4.6	$1.4
Global and Non-US	0.1	1.4	(3.2)	(2.1)	(3.2)	2.4	(5.3)
Total Retail	$2.8	$5.4	$1.1	$0.9	$(4.8)	$7.0	$(3.9)
Private Wealth
US	$0.2	$0.2	$0.5	$1.6	$0.1	$0.9	$1.7
Global and Non-US	(0.3)	(0.1)	(0.2)	(0.8)	(0.5)	(0.5)	(1.3)
Total Private Wealth	$(0.1)	$0.1	$0.3	$0.8	$(0.4)	$0.4	$0.4
Total Net Flows by Distribution Channel	$0.9	$1.1	$(4.8)	$2.4	$(6.7)	$1.4	$(4.3)
Net Flows by Investment Service
Equity Active
US	$(1.5)	$(0.3)	$(4.1)	$(0.3)	$(3.3)	$(3.0)	$(3.6)
Global and Non-US	(4.6)	(4.2)	(3.3)	(2.2)	(2.7)	(9.3)	(4.9)
Total Equity Active	$(6.1)	$(4.5)	$(7.4)	$(2.5)	$(6.0)	$(12.3)	$(8.5)
Equity Passive (1)
US	$(0.6)	$(0.7)	$(1.1)	$(0.1)	$—	$(3.8)	$(0.1)
Global and Non-US	(0.1)	(0.4)	(0.3)	0.3	(1.9)	(0.2)	(1.6)
Total Equity Passive (1)	$(0.7)	$(1.1)	$(1.4)	$0.2	$(1.9)	$(4.0)	$(1.7)
Fixed Income - Taxable
US	$4.6	$1.5	$3.2	$2.2	$2.0	$5.9	$4.2
Global and Non-US	(0.2)	1.2	(3.9)	(3.6)	(3.5)	3.1	(7.1)
Total Fixed Income - Taxable	$4.4	$2.7	$(0.7)	$(1.4)	$(1.5)	$9.0	$(2.9)
Fixed Income - Tax-Exempt
US	$1.9	$3.3	$5.5	$2.4	$1.2	$4.8	$3.6
Global and Non-US	—	—	—	—	—	—	—
Total Fixed Income - Tax-Exempt	$1.9	$3.3	$5.5	$2.4	$1.2	$4.8	$3.6
Fixed Income - Passive (1)
US	$(0.1)	$(0.2)	$(0.1)	$(0.4)	$(0.1)	$(0.1)	$(0.5)
Global and Non-US	0.1	(0.1)	(0.5)	(0.1)	—	—	(0.1)
Total Fixed Income - Passive (1)	$—	$(0.3)	$(0.6)	$(0.5)	$(0.1)	$(0.1)	$(0.6)
Alternatives/Multi-Asset Solutions (2)
US	$0.5	$2.3	$1.2	$3.5	$1.5	$2.1	$5.0
Global and Non-US	0.9	(1.3)	(1.4)	0.7	0.1	1.9	0.8
Total Alternatives/Multi-Asset Solutions (2)	$1.4	$1.0	$(0.2)	$4.2	$1.6	$4.0	$5.8
Total Net Flows by Investment Service	$0.9	$1.1	$(4.8)	$2.4	$(6.7)	$1.4	$(4.3)
Active vs. Passive Net Flows
Actively Managed
Equity	$(6.1)	$(4.5)	$(7.4)	$(2.5)	$(6.0)	$(12.3)	$(8.5)
Fixed Income	6.3	6.0	4.8	1.0	(0.4)	13.9	0.6
Alternatives/Multi-Asset Solutions (2)	1.1	0.7	(0.4)	4.2	1.6	3.4	5.8
Total	$1.3	$2.2	$(3.0)	$2.7	$(4.8)	$5.0	$(2.1)
Passively Managed (1)
Equity	$(0.7)	$(1.2)	$(1.4)	$0.2	$(1.9)	$(4.1)	$(1.7)
Fixed Income	—	(0.3)	(0.6)	(0.5)	(0.1)	(0.1)	(0.6)
Alternatives/Multi-Asset Solutions (2)	0.3	0.4	0.2	—	0.1	0.6	0.1
Total	$(0.4)	$(1.1)	$(1.8)	$(0.3)	$(1.9)	$(3.6)	$(2.2)
Total Active vs Passive Net Flows	$0.9	$1.1	$(4.8)	$2.4	$(6.7)	$1.4	$(4.3)
Notes:

(1) Includes index and enhanced index services.
(2) Includes certain multi-asset solutions and services not included in equity or fixed income services.

2Q 2025 Financial Supplement	20

Protection Solutions - Operating Earnings (Loss) and Summary Metrics

	For the Three Months Ended or As of						For the Six Months Ended or As of
(in millions USD, unless otherwise indicated)	6/30/2024	9/30/2024	12/31/2024	3/31/2025	6/30/2025	Change	6/30/2024	6/30/2025	Change

Revenues
Policy charges, fee income and premiums	$532	$537	$537	$534	$529	(0.6)%	$1,060	$1,063	0.3%
Net investment income (loss)	260	258	251	251	257	(1.2)%	516	508	(1.6)%
Net derivative gains (losses)	(1)	1	—	1	—	100.0%	(1)	1	200.0%
Investment management, service fees and other income	43	43	43	40	39	(9.3)%	83	79	(4.8)%
Segment revenues	834	839	831	826	825	(1.1)%	1,658	1,651	(0.4)%

Benefits and other deductions
Policyholders’ benefits	473	455	486	556	603	27.5%	960	1,159	20.7%
Remeasurement of liability for future policy benefits	(11)	9	(1)	(2)	(4)	63.6%	(15)	(6)	60.0%
Interest credited to policyholders’ account balances	128	135	119	121	145	13.3%	256	266	3.9%
Commissions and distribution-related payments	43	43	46	42	41	(4.7)%	83	83	—%
Amortization of deferred policy acquisition costs	32	31	32	32	32	—%	62	64	3.2%
Compensation and benefits, interest expense and financing fees and other operating costs and expense	86	87	107	96	77	(10.5)%	178	173	(2.8)%
Segment benefits and other deductions	751	760	789	845	894	19.0%	1,524	1,739	14.1%

Operating earnings (loss), before income taxes	83	79	42	(19)	(69)	(183.1)%	134	(88)	(165.7)%
Income taxes	(12)	(11)	(5)	3	11	191.7%	(19)	14	173.7%
Operating earnings (loss), before noncontrolling interest	71	68	37	(16)	(58)	(181.7)%	115	(74)	(164.3)%
Less: Operating (earnings) loss attributable to the noncontrolling interest	1	(2)	1	(1)	—	(100.0)%	1	(1)	(200.0)%
Operating earnings (loss)	$72	$66	$38	$(17)	$(58)	(180.6)%	$116	$(75)	(164.7)%

Summary Metrics

Operating earnings (loss) - TTM:	$166	$225	$220	$159	$29	(82.5)%	$166	$29	(82.5)%

Benefit ratio	72.1%	70.3%	72.8%	82.0%	90.7%		73.3%	86.3%

Gross written premiums	$784	$793	$829	$800	$776	(1.0)%	$1,562	$1,576	0.9%

Annualized premiums	$91	$88	$102	$93	$102	12.1%	$171	$195	14.0%

Total in-force face amount (in billions USD) (1)	$411.7	$410.3	$409.2	$406.8	$404.5	(1.8)%	$411.7	$404.5	(1.8)%

Notes:
(1) Total in-force face amount presented on a gross basis including ceded policies.

2Q 2025 Financial Supplement	21

Protection Solutions - Select Operating Metrics

	For the Three Months Ended or As of					For the Six Months Ended or As of
(in millions USD, unless otherwise indicated)	6/30/2024	9/30/2024	12/31/2024	3/31/2025	6/30/2025	6/30/2024	6/30/2025

Sales Metrics
First Year Premiums and Deposits by Product Line:
Universal Life	$—	$—	$—	$—	$—	$—	$—
Indexed Universal Life	3	3	2	3	2	5	5
Variable Universal Life	87	90	112	90	99	167	189
Term	2	2	3	2	2	5	4
Employee Benefits	29	32	31	35	31	57	66
Other (1)	—	—	—	—	—	—	—
Total	$121	$127	$148	$130	$134	$234	$264

Renewals by Product Line:
Universal Life	$166	$179	$160	$158	$148	$335	$306
Indexed Universal Life	69	67	66	69	61	143	130
Variable Universal Life	259	249	279	272	262	510	534
Term	86	86	88	83	82	178	165
Employee Benefits	80	81	84	85	86	155	171
Other (1)	3	4	4	3	3	7	6
Total	663	666	681	670	642	1,328	1,312
Total Gross Premiums	$784	$793	$829	$800	$776	$1,562	$1,576

In-force Metrics
In-force Face Amount by Product (2) (in billions USD):
Universal Life (3)	$39.6	$39.1	$38.5	$37.9	$37.2	$39.6	$37.2
Indexed Universal Life	26.5	26.3	26.2	25.9	25.7	26.5	25.7
Variable Universal Life (4)	139.0	140.1	141.6	141.5	142.4	139.0	142.4
Term	205.5	203.7	201.8	200.4	198.2	205.5	198.2
Whole Life	1.1	1.1	1.1	1.1	1.0	1.1	1.0
Total	$411.7	$410.3	$409.2	$406.8	$404.5	$411.7	$404.5

In-force Policy Count by Product (2) (in thousands):
Universal Life (3)	118	116	115	113	111	118	111
Indexed Universal Life	62	62	62	61	61	62	61
Variable Universal Life (4)	290	290	289	289	288	290	288
Term	243	240	237	234	231	243	231
Whole Life	15	15	15	14	14	15	14
Total	728	723	717	711	705	728	705

Protection Solutions Reserves
General Account	$18,143	$18,288	$18,171	$18,124	$18,149	$18,143	$18,149
Separate Accounts	17,761	18,684	18,753	18,005	19,558	17,761	19,558
Total	$35,904	$36,972	$36,924	$36,129	$37,707	$35,904	$37,707

Notes:
(1) For the individual life insurance premiums, Other includes Whole Life insurance and other products available-for-sale but not actively marketed.
(2) Includes individual life insurance and does not include Employee Benefits as it is a start-up business and therefore has immaterial in-force policies.
(3) Universal Life includes Guaranteed Universal Life.
(4) Variable Universal Life includes variable life insurance and corporate-owned life insurance.

2Q 2025 Financial Supplement	22

Wealth Management - Operating Earnings (Loss) and Summary Metrics

	For the Three Months Ended or As of						For the Six Months Ended or As of
(in millions USD, unless otherwise indicated)	6/30/2024	9/30/2024	12/31/2024	3/31/2025	6/30/2025	Change	6/30/2024	6/30/2025	Change

Revenues
Net investment income (loss)	$4	$4	$5	$3	$2	(50.0)%	$8	$5	(37.5)%
Net derivative gains (losses)	—	—	—	—	—	—%	—	—	—%
Investment management, service fees and other income	438	446	476	460	469	7.1%	857	929	8.4%
Segment revenues	442	450	481	463	471	6.6%	865	934	8.0%

Benefits and other deductions
Commissions and distribution-related payments	282	281	310	293	296	5.0%	542	589	8.7%
Compensation and benefits, interest expense and financing fees and other operating costs and expense	99	103	112	109	106	7.1%	204	215	5.4%
Segment benefits and other deductions	381	384	422	402	402	5.5%	746	804	7.8%

Operating earnings (loss), before income taxes	61	66	59	61	69	13.1%	119	130	9.2%
Income taxes	(17)	(16)	(12)	(15)	(18)	(5.9)%	(32)	(33)	(3.1)%
Operating earnings (loss), before noncontrolling interest	44	50	47	46	51	15.9%	87	97	11.5%
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	—	—	—	—	—%	—	—	—%
Operating earnings (loss)	$44	$50	$47	$46	$51	15.9%	$87	$97	11.5%

Revenue by Activity Type

Investment management, service fees and other income:
Investment management and advisory fees	$161	$167	$179	$181	184	14.3%	$311	365	17.4%
Distribution fees	260	262	281	263	268	3.1%	513	531	3.5%
Interest income	12	12	12	11	11	(8.3)%	25	22	(12.0)%
Service and other income	5	5	4	5	6	20.0%	8	11	37.5%
Total Investment management, service fees and other income	$438	$446	$476	$460	469	7.1%	$857	929	8.4%
Summary Metrics
Pre-tax operating margin	13.8%	14.7%	12.3%	13.2%	14.6%		13.8%	13.9%

Advisory net new assets	$1,602	$2,064	$1,139	$1,981	$2,027	26.5%	$1,563	$4,008	156.4%

Total AUA	$94,786	$101,487	$101,695	$102,057	$110,265	16.3%	$94,786	$110,265	16.3%

2Q 2025 Financial Supplement	23

Wealth Management - Select Operating Metrics

	For the Three Months Ended or As of					For the Six Months Ended or As of
(in millions USD, unless otherwise indicated)	6/30/2024	9/30/2024	12/31/2024	3/31/2025	6/30/2025	6/30/2024	6/30/2025

AUA Roll-forward
Advisory assets :
Beginning assets	$57,923	$60,134	$65,267	$65,839	$66,795	$54,978	$65,839
Net new assets	1,602	2,064	1,139	1,981	2,027	1,563	4,008
Market appreciation (depreciation) and other	609	3,069	(567)	(1,025)	4,471	3,593	3,446
Advisory ending assets	$60,134	$65,267	$65,839	$66,795	$73,293	$60,134	$73,293

Brokerage and direct assets	$34,652	$36,220	$35,856	$35,263	$36,972	$34,652	$36,972

Total Wealth Management assets	$94,786	$101,487	$101,695	$102,057	$110,265	$94,786	$110,265

Cash balances	$2,695	$2,767	$3,083	$2,985	$3,004	$2,695	$3,004

Advisors
Advisors	4,358	4,396	4,587	4,502	4,476	4,358	4,476
Revenue per advisor TTM (in thousands USD)	$386	$394	$407	$412	$418	$386	$418

2Q 2025 Financial Supplement	24

Legacy - Operating Earnings (Loss) and Summary Metrics

	For the Three Months Ended or As of						For the Six Months Ended or As of
(in millions USD, unless otherwise indicated)	6/30/2024	9/30/2024	12/31/2024	3/31/2025	6/30/2025	Change	6/30/2024	6/30/2025	Change

Revenues
Policy charges, fee income and premiums	$8	$7	$14	$19	$17	112.5%	$20	$36	80.0%
Net investment income (loss)	14	15	12	9	14	—%	30	23	(23.3)%
Net derivative gains (losses)	—	—	—	—	—	—%	—	—	—%
Investment management, service fees and other income	95	94	102	92	69	(27.4)%	196	161	(17.9)%
Segment revenues	117	116	128	120	100	(14.5)%	246	220	(10.6)%

Benefits and other deductions
Policyholders’ benefits	—	—	1	—	—	—%	—	—	—%
Remeasurement of liability for future policy benefits	—	—	—	—	—	—%	—	—	—%
Interest credited to policyholders’ account balances	8	9	7	7	9	12.5%	17	16	(5.9)%
Commissions and distribution-related payments	40	41	39	36	29	(27.5)%	80	65	(18.8)%
Amortization of deferred policy acquisition costs	15	16	15	15	15	—%	31	30	(3.2)%
Compensation and benefits, interest expense and financing fees and other operating costs and expense	22	20	23	34	13	(40.9)%	47	47	—%
Segment benefits and other deductions	85	86	85	92	66	(22.4)%	175	158	(9.7)%

Operating earnings (loss), before income taxes	32	30	43	28	34	6.3%	71	62	(12.7)%
Income taxes	(4)	(4)	(6)	(4)	(6)	(50.0)%	(10)	(10)	—%
Operating earnings (loss), before noncontrolling interest	28	26	37	24	28	—%	61	52	(14.8)%
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	—	—	—	—	—%	—	—	—%
Operating earnings (loss)	$28	$26	$37	$24	$28	—%	$61	$52	(14.8)%

Summary Metrics

Operating earnings (loss) - TTM:	$124	$118	$124	$115	$115	(7.3)%	$124	$115	(7.3)%

Average Account Value (TTM)	$21,786	$21,820	$21,974	$21,588	$21,183	(2.8)%	$21,786	$21,183	(2.8)%

Return on assets (TTM)	0.68%	0.64%	0.66%	0.62%	0.64%		0.68%	0.64%

Net flows (1)	$(667)	$(712)	$(787)	$(719)	$(580)	13.0%	$(1,325)	$(1,299)	2.0%

In-force Policy Count by Product (in thousands) (2):	257	251	246	211	206		257	206

Notes:
(1) Net of the Venerable transaction.
(2) In-force Policy Count by Product presented on a gross basis includes ceded policies related to the Venerable transaction.

2Q 2025 Financial Supplement	25

Legacy - Select Operating Metrics
	For the Three Months Ended or As of					For the Six Months Ended or As of
(in millions USD, unless otherwise indicated)	6/30/2024	9/30/2024	12/31/2024	3/31/2025	6/30/2025	6/30/2024	6/30/2025

Account Values
General Account:
Balance as of beginning of period	$504	$486	$465	$447	$434	$524	$447
Net flows (1)	(21)	(25)	(20)	(15)	(13)	(44)	(28)
Investment performance, interest credited and policy charges (1)	3	4	2	2	1	6	3
Balance as of end of period	$486	$465	$447	$434	$422	$486	$422
Separate Accounts:
Balance as of beginning of period	$22,010	$21,417	$21,789	$20,911	$19,478	$21,316	$20,911
Net flows (1)	(646)	(687)	(767)	(704)	(567)	(1,281)	(1,271)
Investment performance, interest credited and policy charges (1)	53	1,059	(111)	(729)	1,157	1,382	428
Balance as of end of period	$21,417	$21,789	$20,911	$19,478	$20,068	$21,417	$20,068
Total:
Balance as of beginning of period	$22,514	$21,903	$22,254	$21,358	$19,912	$21,840	$21,358
Net flows (1)	(667)	(712)	(787)	(719)	(580)	(1,325)	(1,299)
Investment performance, interest credited and policy charges (1)	56	1,063	(109)	(727)	1,158	1,388	431
Balance as of end of period	$21,903	$22,254	$21,358	$19,912	$20,490	$21,903	$20,490
Net Amount at Risk (NAR)
Total GMIB NAR	$2,462	$2,692	$2,390	$2,706	$2,489	$2,462	$2,489
Total GMDB NAR	$8,984	$8,472	$8,602	$9,034	$8,411	$8,984	$8,411
MRB Reserves (Net of Reinsurance)	$3,429	$3,416	$3,136	$3,532	$3,271	$3,429	$3,271

Notes:
(1) Net of the Venerable transaction.

2Q 2025 Financial Supplement	26

Investments

2Q 2025 Financial Supplement	27

Consolidated Investment Portfolio Composition

	Balances as of
(in millions USD, unless otherwise indicated)	December 31, 2024		June 30, 2025
	Amount (1)	% of Total	Amount (1)	% of Total
Composition of investment portfolio
Fixed maturities, available-for-sale, at fair value	$76,641	62.1%	$80,094	58.6%
Fixed maturities, at fair value using the fair value option	2,053	1.7%	2,428	1.8%
Mortgage loans on real estate	20,072	16.3%	21,536	15.7%
Policy loans	4,330	3.5%	4,355	3.2%
Other equity investments	3,719	3.0%	3,789	2.8%
Other invested assets	8,537	6.9%	8,301	6.1%
Subtotal investment assets	115,352	93.5%	120,503	88.2%
Trading securities	1,089	0.9%	1,295	0.9%
Total investments	116,441	94.4%	121,798	89.1%
Cash and cash equivalents	6,964	5.6%	14,957	10.9%
Total	$123,405	100.0%	$136,755	100.0%

General Account AFS Fixed maturities by industry (Based on amortized cost)
Corporate securities:
Finance	$16,080	19.1%	$15,524	17.9%
Manufacturing	12,499	14.8%	11,894	13.7%
Utilities	8,476	10.1%	8,423	9.7%
Services	8,899	10.6%	7,876	9.1%
Energy	2,546	3.0%	2,635	3.0%
Retail and wholesale	2,979	3.5%	3,771	4.4%
Transportation	1,559	1.9%	2,569	3.0%
Other	1,665	2.0%	415	0.5%
Total corporate securities	54,703	65.0%	53,107	61.3%
U.S. government and agency	5,801	6.9%	5,983	6.9%
Residential mortgage-backed (2)	4,520	5.4%	5,506	6.4%
Preferred stock	56	0.1%	54	0.1%
State & political	472	0.6%	423	0.5%
Foreign governments	689	0.8%	690	0.8%
Commercial mortgage-backed	4,301	5.1%	4,839	5.6%
Asset-backed securities	13,660	16.2%	15,907	18.4%
Total	$84,202	100.0%	$86,509	100.0%

General Account AFS Fixed maturities credit quality (3) (Based on amortized cost)
Aaa, Aa, A (NAIC Designation 1)	$56,266	66.8%	$58,605	67.7%
Baa (NAIC Designation 2)	26,255	31.2%	26,271	30.4%
Investment grade	82,521	98.0%	84,876	98.1%
Below investment grade (NAIC Designation 3 and 4)	1,681	2.0%	1,633	1.9%
Total	$84,202	100.0%	$86,509	100.0%

Notes:

(1) Investment data has been classified based on standard industry categorizations for domestic public holdings and similar classifications by industry for all other holdings.
(2) Includes publicly traded agency pass-through securities and collateralized obligations.
(3) Credit quality based on NAIC rating.

2Q 2025 Financial Supplement	28

Consolidated Results of General Account Investment Portfolio

	For the Six Months Ended or As of				Years Ended or As of
(in millions USD, unless otherwise indicated)	June 30, 2024		June 30, 2025		December 31, 2024
	Yield	Amount (2)	Yield	Amount (2)	Yield	Amount (2)
Fixed Maturities:
Income (loss)	4.36%	$1,648	4.37%	$1,859	4.39%	$3,447
Ending assets		79,124		86,509		84,202
Mortgages:
Income (loss)	5.10%	473	4.99%	516	5.14%	973
Ending assets		18,802		21,536		20,072
Other Equity Investments (1):
Income (loss)	6.23%	110	5.75%	101	5.75%	203
Ending assets		3,598		3,571		3,495
Trading Securities:
Income	0.73%	2	9.47%	29	5.07%	16
Ending assets		495		723		527
Policy Loans:
Income	5.23%	110	4.93%	107	5.31%	225
Ending assets		4,247		4,355		4,330
Cash and Short-term Investments:
Income (loss)	4.78%	146	4.26%	126	4.89%	266
Ending assets		5,817		12,239		3,259
Total Net Investment Income:
Investment income	4.59%	2,489	4.56%	2,738	4.63%	5,130
Less: investment fees (4)	(0.16)%	(88)	(0.16)%	(97)	(0.16)%	(180)
Investment income, net	4.43%	$2,401	4.40%	$2,641	4.46%	$4,950
General Account Ending Net Assets		$112,083		$128,933		$115,885
Operating Earnings adjustments:
AB and other non-General Account investment income (loss)		(35)		(19)		(85)
Operating Net investment income (loss)		$2,366		$2,622		$4,865
Notes:

(1) Includes, as of June 30, 2024, June 30, 2025 and December 31, 2024, $371 million, $364 million and $431 million of other invested assets. Amounts for certain consolidated VIE investments are shown net of associated non-controlling interest.
(2) Amount for fixed maturities and mortgages represents original cost, reduced by repayments, write-downs, adjusted amortization of premiums, accretion of discount and allowances. Cost for equity securities represents original cost reduced by write-downs; cost for other limited partnership interests represents original cost adjusted for equity in earnings and reduced by distributions.

2Q 2025 Financial Supplement	29

Additional Information

2Q 2025 Financial Supplement	30

Deferred Policy Acquisition Costs Rollforward

	For the Three Months Ended or As of					For the Six Months Ended or As of
(in millions USD, unless otherwise indicated)	6/30/2024	9/30/2024	12/31/2024	3/31/2025	6/30/2025	6/30/2024	6/30/2025

TOTAL
Beginning balance	$6,804	$6,924	$7,031	$7,170	$7,262	$6,705	$7,170
Capitalization of commissions, sales and issue expenses	291	291	324	282	292	561	574
Amortization	(171)	(184)	(185)	(190)	(193)	(342)	(383)
Ending balance	$6,924	$7,031	$7,170	$7,262	$7,361	$6,924	$7,361

Individual Retirement
Beginning balance	$3,601	$3,703	$3,807	$3,929	$4,019	$3,508	$3,929
Capitalization of commissions, sales and issue expenses	213	222	243	214	224	415	438
Amortization	(111)	(118)	(121)	(124)	(127)	(220)	(251)
Ending balance	$3,703	$3,807	$3,929	$4,019	$4,116	$3,703	$4,116

Group Retirement
Beginning balance	$828	$839	$842	$851	$853	$825	$851
Capitalization of commissions, sales and issue expenses	20	18	24	17	19	38	36
Amortization	(9)	(15)	(15)	(15)	(16)	(24)	(31)
Ending balance	$839	$842	$851	$853	$856	$839	$856

Protection Solutions
Beginning balance	$1,714	$1,731	$1,745	$1,766	$1,779	$1,700	$1,766
Capitalization of commissions, sales and issue expenses	49	46	52	45	45	93	90
Amortization	(32)	(32)	(31)	(32)	(32)	(62)	(64)
Ending balance	$1,731	$1,745	$1,766	$1,779	$1,792	$1,731	$1,792

Legacy
Beginning balance	$546	$538	$527	$517	$505	$555	$517
Capitalization of commissions, sales and issue expenses	8	5	5	5	4	14	9
Amortization	(16)	(16)	(15)	(17)	(15)	(31)	(32)
Ending balance	$538	$527	$517	$505	$494	$538	$494

Corporate and Other
Beginning balance	$115	$113	$110	$107	$106	$117	$107
Capitalization of commissions, sales and issue expenses	1	—	—	1	—	1	1
Amortization	(3)	(3)	(3)	(2)	(3)	(5)	(5)
Ending balance	$113	$110	$107	$106	$103	$113	$103

2Q 2025 Financial Supplement	31

Use of Non-GAAP Financial Measures

In addition to our results presented in accordance with U.S. GAAP, we report Non-GAAP Operating Earnings, and Non-GAAP operating common EPS, each of which is a measure that is not determined in accordance with U.S. GAAP. Management principally uses these Non-GAAP financial measures in evaluating performance because they present a clearer picture of our operating performance and they allow management to allocate resources. Similarly, management believes that the use of these Non-GAAP financial measures, together with relevant U.S. GAAP measures, provide investors with a better understanding of our results of operations and the underlying profitability drivers and trends of our business. These Non-GAAP financial measures are intended to remove from our results of operations the impact of market changes (where there is a mismatch in the valuation of assets and liabilities) as well as certain other expenses which are not part of our underlying profitability drivers or likely to re-occur in the foreseeable future, as such items fluctuate from period-to-period in a manner inconsistent with these drivers. These measures should be considered supplementary to our results that are presented in accordance with U.S. GAAP and should not be viewed as a substitute for the U.S. GAAP measures. Other companies may use similarly titled Non-GAAP financial measures that are calculated differently from the way we calculate such measures. Consequently, our Non-GAAP financial measures may not be comparable to similar measures used by other companies.
We also discuss certain operating measures, including AUM, AUA, AV, Protection Solutions reserves and certain other operating measures, which management believes provide useful information about our businesses and the operational factors underlying our financial performance.
Non-GAAP Operating Earnings
Non-GAAP Operating Earnings is an after-tax Non-GAAP financial measure used to evaluate our financial performance on a consolidated basis that is determined by making certain adjustments to our consolidated after-tax net income attributable to Holdings. The most significant of such adjustments relates to our derivative positions, which protect economic value and statutory capital, and the variable annuity product MRBs. This is a large source of volatility in net income.
Non-GAAP Operating Earnings equals our consolidated after-tax net income attributable to Holdings adjusted to eliminate the impact of the following items:
• Items related to variable annuity product features, which include: (i) changes in the fair value of MRB and purchased MRB, including the related attributed fees and claims, offset by derivatives and other securities used to hedge the MRB which result in residual net income volatility as the change in fair value of certain securities is reflected in OCI and due to our statutory capital hedge program; and (ii) market adjustments to deposit asset or liability accounts arising from reinsurance agreements which do not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk;
• Investment (gains) losses, which includes credit loss impairments of securities/investments, sales or disposals of securities/investments, realized capital gains/losses and valuation allowances;
• Net actuarial (gains) losses, which includes actuarial gains and losses as a result of differences between actual and expected experience on pension plan assets or projected benefit obligation during a given period related to pension, other postretirement benefit obligations, and the one-time impact of the settlement of the defined benefit obligation;
• Other adjustments, which primarily include restructuring costs related to severance and separation, lease write-offs related to non-recurring restructuring activities, net derivative gains (losses) on certain Non-GMxB derivatives, net investment income from certain items including consolidated VIE investments, seed capital mark-to-market adjustments, unrealized gain/losses and realized capital gains/losses from sales or disposals of select securities, certain legal accruals; a bespoke deal to repurchase UL policies from one entity that had invested in numerous policies purchased in the life settlement market, which disposed of the risk of additional COI litigation by that entity related to those UL policies, impact of the annual actuarial assumption updates attributable to LFPB when the majority of the impact relates to the non-core business; and
• Income tax expense (benefit) related to the above items and non-recurring tax items, which includes the effect of uncertain tax positions for a given audit period and changes to the deferred tax valuation allowance.
During the third quarter 2024, the Company moved revenues and expenses related to payout annuitizations from the Legacy segment to the Individual Retirement segment. Now all payout annuities are reported within the Individual Retirement segment as the block is managed on an aggregate basis. Prior periods were recast to reflect this change.
Because Non-GAAP Operating Earnings excludes the foregoing items that can be distortive or unpredictable, management believes that this measure enhances the understanding of the Company’s underlying drivers of profitability and trends in our business, thereby allowing management to make decisions that will positively impact our business.
We use the prevailing corporate federal income tax rate of 21% while taking into account any non-recurring differences for events recognized differently in our financial statements and federal income tax returns as well as partnership income taxed at lower rates when reconciling Net income (loss) attributable to Holdings to Non-GAAP Operating Earnings.
Use of Non-GAAP Financial Measures

"Non-GAAP Operating ROE"
We calculate Non-GAAP Operating ROE by dividing Non-GAAP Operating Earnings for the previous twelve calendar months by consolidated average equity attributable to Holdings’ common shareholders, excluding AOCI. AOCI fluctuates period-to-period in a manner inconsistent with our underlying profitability drivers as the majority of such fluctuation is related to the market volatility of the unrealized gains and losses associated with our AFS securities. Therefore, we believe excluding AOCI is more effective for analyzing the trends of our operations.
Book Value per common share, excluding AOCI
We use the term “book value” to refer to “Total equity attributable to Holdings' common shareholders.” Book Value per common share, excluding AOCI, is our stockholder’s equity, excluding AOCI, divided by ending common shares outstanding.
Non-GAAP Operating Earnings per common share
Non-GAAP Operating Earnings per common share is calculated by dividing Non-GAAP Operating Earnings less preferred stock dividends by diluted common shares outstanding.

2Q 2025 Financial Supplement	32

Reconciliation of Non-GAAP Measures (1/3)

	For the Three Months Ended or As of					For the Six Months Ended or As of
(in millions USD, unless otherwise indicated)	6/30/2024	9/30/2024	12/31/2024	3/31/2025	6/30/2025	6/30/2024	6/30/2025

Net income (loss) attributable to Holdings
Net income (loss) attributable to Holdings	$428	$(132)	$892	$63	$(349)	$520	$(286)
Adjustments related to:
Variable annuity product features (1)	81	756	(530)	211	934	411	1,145
Investment (gains) losses, net	16	46	32	14	71	55	85
Net actuarial (gains) losses related to pension and other postretirement benefit obligations	14	13	16	11	11	31	22
Other adjustments (2)	(33)	1	34	205	(137)	58	68
Income tax expense (benefit) related to above adjustments	(16)	(172)	94	(92)	(185)	(116)	(277)
Non-recurring tax items	5	5	(23)	9	7	13	16
Non-GAAP Operating Earnings	$495	$517	$515	$421	$352	$972	$773

Net income (loss) attributable to Holdings	$1.31	$(0.42)	$2.82	$0.20	$(1.15)	$1.57	$(0.94)
Less: Preferred stock dividends	0.08	0.04	0.08	0.04	0.06	0.12	0.10
Net income (loss) available to Holdings' common shareholders	1.23	(0.46)	2.74	0.16	(1.21)	1.45	(1.04)
Adjustments related to:
Variable annuity product features (1)	0.25	2.38	(1.67)	0.68	3.08	1.24	3.75
Investment (gains) losses, net	0.05	0.14	0.10	0.04	0.23	0.17	0.28
Net actuarial (gains) losses related to pension and other postretirement benefit obligations	0.04	0.04	0.05	0.04	0.04	0.09	0.07
Other adjustments (2)	(0.11)	—	0.10	0.64	(0.45)	0.18	0.23
Income tax expense (benefit) related to above adjustments	(0.05)	(0.54)	0.30	(0.29)	(0.61)	(0.35)	(0.91)
Non-recurring tax items	0.02	0.02	(0.07)	0.03	0.02	0.04	0.05
Non-GAAP Operating Earnings (loss) available to Holdings' common shareholders	$1.43	$1.58	$1.55	$1.30	$1.10	$2.82	$2.43

Book Value per common share
Book Value per common share	$0.11	$5.20	$0.19	$2.92	$(0.26)	$0.11	$(0.26)
Less: Per share impact of AOCI	(26.98)	(20.92)	(28.11)	(24.70)	(24.63)	(26.98)	(24.63)
Book value per common share (ex. AOCI)	$27.09	$26.12	$28.30	$27.62	$24.37	$27.09	$24.37

Notes:
(1) As a result of the novation of certain Legacy VA policies completed during the first quarter of 2025, the Company recorded a loss of $499 million in pre-tax net income and an increase of $263 million in pre-tax AOCI, for a total impact loss of $236 million for the three months ended March 31, 2025 and six months ended June 30, 2025. The impact per common share is $1.60 and $1.63 for the three months ended March 31, 2025 and six months ended June 30, 2025, respectively.
(2) Includes a loss of $165 million or $0.53 on Non-VA derivatives for the three months ended March 31, 2025 and a gain of $198 million or $0.65 and $33 million or $0.11 on Non-VA derivatives for the three and six months ended June 30, 2025, respectively. Also includes $14 million or $0.05 of expense related to a disputed billing practice of an AB third-party service provider for the three and six months ended June 30, 2025, respectively, and certain gross legal expenses related to the COI litigation of $106 million or $0.32 for the six months ended June 30, 2024.

2Q 2025 Financial Supplement	33

Reconciliation of Non-GAAP Measures (2/3)

	As of and for the Twelve Months Ended
(in millions USD, unless otherwise indicated)	12/31/2024	3/31/2025	6/30/2025

Net Income to Non-GAAP Operating Earnings
Net income (loss) attributable to Holdings	$1,280	$1,251	$474
Adjustments related to:
Variable annuity product features	637	518	1,371
Investment (gains) losses	133	108	163
Net actuarial (gains) losses related to pension and other postretirement benefit obligations	60	54	51
Other adjustments	93	207	103
Income tax expense (benefit) related to above adjustments	(194)	(186)	(355)
Non-recurring tax items	(5)	(4)	(2)
Non-GAAP Operating Earnings	$2,004	$1,948	$1,805

Return on Equity and Non-GAAP Operating Return on Equity - Trailing twelve months
Net income (loss) attributable to Holdings	$1,280	$1,251	$474
Less: Preferred stock	(80)	(80)	(72)
Net income (loss) available to Holdings' common shareholders	$1,200	$1,171	$402
Average equity attributable to Holdings' common shareholders (ex. AOCI)	$8,586	$8,546	$8,206

Return on Equity (ex. AOCI)	14.0%	13.7%	4.9%

Non-GAAP Operating Earnings	$2,004	$1,948	$1,805
Less: Preferred stock	(80)	(80)	(72)
Non-GAAP Operating Earnings available to Holdings' common shareholders	$1,924	$1,868	$1,733
Average equity attributable to Holdings' common shareholders (ex. AOCI)	$8,586	$8,546	$8,206

Non-GAAP Operating Return on Equity (ex. AOCI)	22.4%	21.9%	21.1%

2Q 2025 Financial Supplement	34

Reconciliation of Non-GAAP Measures (3/3)

	Balances as of
(in millions USD, unless otherwise indicated)	9/30/2023	12/31/2023	3/31/2024	6/30/2024	9/30/2024	12/31/2024	3/31/2025	6/30/2025

Equity Reconciliation - Quarter-end Balances
Total equity attributable to Holdings' shareholders	$1,587	$2,636	$1,992	$1,598	$3,201	$1,565	$2,401	$1,149
Less: Preferred Stock	1,562	1,562	1,562	1,562	1,562	1,507	1,507	1,228
Total equity attributable to Holdings' common shareholders	25	1,074	430	36	1,639	58	894	(79)
Less: Accumulated other comprehensive income (loss)	(9,863)	(7,797)	(8,191)	(8,675)	(6,601)	(8,712)	(7,567)	(7,432)
Total equity attributable to Holdings' common shareholders (ex. AOCI)	$9,888	$8,871	$8,621	$8,711	$8,240	$8,770	$8,461	$7,353

	Balances as of
(in millions USD, unless otherwise indicated)	9/30/2023	12/31/2023	3/31/2024	6/30/2024	9/30/2024	12/31/2024	3/31/2025	6/30/2025

Equity Reconciliation - Twelve Month Rolling Average
Total equity attributable to Holdings' shareholders	$2,580	$2,882	$2,442	$1,953	$2,357	$2,089	$2,191	$2,079
Less: Preferred Stock	1,562	1,562	1,562	1,562	1,562	1,548	1,535	1,451
Total equity attributable to Holdings' common shareholders	1,018	1,320	880	391	795	541	656	628
Less: Accumulated other comprehensive income (loss)	(8,139)	(7,841)	(8,254)	(8,632)	(7,816)	(8,045)	(7,889)	(7,578)
Total equity attributable to Holdings' common shareholders (ex. AOCI)	$9,157	$9,161	$9,134	$9,023	$8,611	$8,586	$8,545	$8,206

2Q 2025 Financial Supplement	35

Glossary of Selected Financial and Product Terms

Account Value (“AV”) - AV generally equals the aggregate policy account value of our retirement and protection products. General Account AV refers to account balances in investment options that are backed by the General Account while Separate Accounts AV refers to Separate Accounts investment assets. AV is reflected net of reinsurance.
Advisory Assets - Assets invested in a variety of investments using an asset allocation model designed for the client’s objectives. The client is charged a fee based on the value of the assets in the account.
Annualized premiums - 100% of first year recurring premiums (up to target) and 10% of excess first year premiums or first year premiums from single premium products.
Assets Under Administration (“AUA”) - AUA includes non-insurance client assets that are invested in our savings and investment products or serviced by our Equitable Advisors platform. We provide administrative services for these assets and generally record the revenues received as distribution fees.
Assets Under Management (“AUM”) - AUM means investment assets that are managed by one of our subsidiaries and includes: (i) assets managed by AB; (ii) the assets in our General Account investment portfolio; and (iii) the Separate Account assets of our Individual Retirement, Group Retirement and Protection Solutions businesses. Total AUM reflects exclusions between segments to avoid double counting.
Average Account Value (TTM) - Calculated as an average of the previous twelve calendar months total Account Value balance, net of embedded derivative instruments where applicable.
Benefit base - A notional amount (not actual cash value) used to calculate the owner’s guaranteed benefits within an annuity contract. The death benefit and living benefit within the same contract may not have the same benefit base.
Brokerage Assets - Brokerage accounts which allow clients a variety of investments, including mutual funds, exchange traded products, equities and fixed income, to be managed in one account. The client is charged for all buy and sell transactions.
Current Product Offering (Individual Retirement) - Products sold 2011 and later.
Deferred policy acquisition costs (“DAC”) - Represents the incremental costs related directly to the successful acquisition of new and certain renewal insurance policies and annuity contracts and which have been deferred on the balance sheet as an asset.
Direct Assets - Mutual Funds purchased through and registered directly with an asset management company. No other agents, such as brokers or distributors, are involved in the transactions.
Equitable Advisors - means Equitable Advisors, LLC, a Delaware limited liability company, our retail broker/dealer for our retirement and protection businesses and a wholly-owned indirect subsidiary of Holdings.
Fixed Rate (Individual Retirement) - Pre-2011 GMxB products.
FYP - First year premium and deposits.
GMxB - A general reference to all forms of variable annuity guaranteed benefits, including guaranteed minimum living benefits, or GMLBs (such as GMIBs, GMWBs and GMABs), and guaranteed minimum death benefits, or GMDBs (inclusive of return of premium death benefit guarantees).
Gross premiums - FYP and Renewal premium and deposits.
Guaranteed minimum death benefits (“GMDB”) - An optional benefit (available for an additional cost) that guarantees an annuitant’s beneficiaries are entitled to a minimum payment based on the benefit base, which could be greater than the underlying AV, upon the death of the annuitant.
Guaranteed minimum income benefits (“GMIB”) - An optional benefit (available for an additional cost) where an annuitant is entitled to annuitize the policy and receive a minimum payment stream based on the benefit base, which could be greater than the underlying AV.
Guaranteed minimum living benefits (“GMLB”) - A reference to all forms of guaranteed minimum living benefits, including GMIBs, GMWBs and GMABs (does not include GMDBs).
Invested assets - Includes fixed maturity securities, equity securities, mortgage loans, policy loans, alternative investments and short-term investments.
Legacy - The Legacy segment consists of our fixed-rate GMxB business written prior to 2011.
Liability for future policy benefits - the liability related to life insurance policies such as non-participating traditional life insurance policies (Term) and limited pay contracts (Payout, Pension).
Market risk benefits - (“MRBs”) are contracts or contract features that provide protection to the contract holder from other than nominal capital market risk and expose the Company to other than nominal capital market risk. Market risk benefits include contract features that provide minimum guarantees to policyholders and include GMIB, GMDB, GMWB, GMAB, and ROP DB benefits.
Net flows - Net change in customer account balances in a period including, but not limited to, gross premiums, surrenders, withdrawals and benefits. It excludes investment performance, interest credited to customer accounts and policy charges.
Net long-term flows - Net change of assets under management in a period which includes new sales net of redemptions of mutual funds and terminations of separately managed accounts and cash flow which includes both cash invested or withdrawn by existing clients. In addition, cash flow includes fees received from certain clients. It excludes the impact of the markets.
Net new assets - Consists of total client deposits into advisory accounts less total client withdrawals from advisory accounts, plus dividends, plus interest, minus advisory fees. AUA reflects adjusted balances with no financial impact.
Premiums and deposits - Amounts a policyholder agrees to pay for an insurance policy or annuity contract that may be paid in one or a series of payments as defined by the terms of the policy or contract.
Pre-tax operating margin - Calculated as operating earnings, before income taxes, divided by revenue.
Protection Solutions Benefit Ratio - Calculated as the sum of policyholders’ benefits and interest credited to policyholders’ account balances dividend by segment revenues.
Protection Solutions Reserves - Equals the aggregate value of Policyholders’ account balances and future policy benefits for policies in our Protection Solutions segment.
Renewal premium and deposits - Premiums and deposits after the first twelve months of the policy or contract.

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Return of Premium (“ROP”) death benefit - This death benefit pays the greater of the account value at the time of a claim following the owner’s death or the total contributions to the contract (subject to adjustment for withdrawals). The charge for this benefit is usually included in the M&E fee that is deducted daily from the net assets in each variable investment option. We also refer to this death benefit as the Return of Principal death benefit.
Return on Assets - Calculated as trailing twelve months operating earnings (loss), before income taxes, divided by trailing twelve months average account value, net of embedded derivative instruments.
Return on Equity (ex. AOCI) - Calculated as trailing twelve months net income (loss) attributable to Holdings' common shareholders divided by average equity attributable to Holdings' common shareholders, excluding Accumulated Other Comprehensive Income (“AOCI”).
Revenue per advisor - Calculated as trailing twelve months revenue divided by the average number of advisors for each of the most recent four quarters.
Trailing Twelve Months ("TTM") - The twelve calendar months preceding the balance sheet date of a given reporting period.

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Analyst Coverage, Ratings & Contact Information

Analyst Coverage

Firm	Analyst			Phone Number

Barclays	Alex Scott			1 (212) 526-1561
BMO	Jack Matten			1 (212) 671-8000
Deutsche Bank	Cave Montazeri			1 (212) 250-2798
Dowling & Partners	Joel Hurwitz			1 (860) 676-7312
Evercore ISI	Thomas Gallagher			1 (212) 446-9439
Jefferies	Suneet Kamath			1 (212) 778-8602
J.P. Morgan	Jimmy Bhullar			1 (212) 622-6397
Keefe, Bruyette, & Woods	Ryan Krueger			1 (860) 722-5930
Morgan Stanley	Bob Jian Huang			1 (212) 761-6136
Raymond James	Wilma Burdis			1 (727) 567-9371
Truist Securities	Mark Hughes			1 (615) 748-4422
UBS	Michael Ward			1 (917) 270-2483
Wells Fargo Securities	Elyse Greenspan			1 (212) 214-8031

This list is provided for informational purposes only. Equitable Holdings does not endorse the analyses, conclusions or recommendations contained in any reports issued by these or any other analysts.

Ratings

		A.M. Best	S&P	Moody’s
Last review date		Feb '25	Mar '25	May '25

Financial Strength Ratings:
Equitable Financial Life Insurance Company		A	A+	A1
Equitable Financial Life Insurance Company of America		A	A+	A1

Credit Ratings:
Equitable Holdings, Inc.		bbb+	A-	Baa1

Investor and Media Contacts

Contact Investor Relations			Contact Media Relations
Erik Bass			Laura Yagerman
(212) 314-2476			(212) 314-2010
IR@equitable.com			MediaRelations@equitable.com
ir.equitableholdings.com			www.equitableholdings.com

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